PRESS RELEASE	SOURCE: First Trust Advisors L.P.

First Trust Specialty Finance and Financial Opportunities Fund Announces Mailing of Proxy Materials for Special Meeting of Shareholders

WHEATON, IL – (BUSINESS WIRE) – March 5, 2025 – First Trust Advisors L.P. (“FTA”) announced today that proxy materials for the proposed reorganization of First Trust Specialty Finance and Financial Opportunities Fund (NYSE: FGB), a closed-end fund managed by FTA, with and into FT Confluence BDC & Specialty Finance Income ETF (the “ETF”), a newly formed series of First Trust Exchange-Traded Fund VIII (the “Reorganization”) have been mailed to shareholders. Shareholders of record of FGB as of the close of business on January 10, 2025 are entitled to vote on the Reorganization at the special meeting of shareholders to be held at 12:00 p.m. Central time on April 21, 2025 (the “Meeting”).

Whether or not shareholders plan to attend the Meeting, it is important that their shares be represented and voted at the Meeting. Shareholders may vote their shares by one of the methods described in the proxy materials, which includes the combined proxy statement and prospectus that contains important information regarding the Reorganization. The proxy statement and prospectus is also available at https://www.ftportfolios.com/Common/ContentFileLoader.aspx?ContentGUID=3cff1a3e-7461-4dcf-82c7-34ff1ec7d5df. If shareholders have any questions regarding the proposal, or need assistance voting, they may call EQ Fund Solutions, LLC at (866) 796-7172.

FTA is a federally registered investment advisor and serves as the Fund's investment advisor. FTA and its affiliate First Trust Portfolios L.P. (“FTP”), a FINRA registered broker-dealer, are privately-held companies that provide a variety of investment services. FTA has collective assets under management or supervision of approximately $266 billion as of January 31, 2025 through unit investment trusts, exchange-traded funds, closed-end funds, mutual funds and separate managed accounts. FTA is the supervisor of the First Trust unit investment trusts, while FTP is the sponsor. FTP is also a distributor of mutual fund shares and exchange-traded fund creation units. FTA and FTP are based in Wheaton, Illinois.

Confluence Investment Management LLC (“Confluence”), an SEC registered investment advisor, serves as the investment sub-advisor to FGB and the new ETF. The Confluence team has more than 600 years of combined financial experience and 400 years of portfolio management/research experience, maintaining a track record that dates back to 1994. As of December 31, 2024, Confluence had $12.7 billion in assets under management and advisement (assets under management = $7.3 billion; assets under advisement = $5.4 billion).

Additional Information / Forward-Looking Statements

This press release is not intended to, and shall not, constitute an offer to purchase or sell shares of the FGB or the new ETF; nor is this press release intended to solicit a proxy from any shareholder of FGB. FGB and its trustees and officers, FTA, and certain of their respective officers and employees, and other persons may be deemed under the rules of the Securities and Exchange Commission to be participants in the solicitation of proxies from shareholders in connection with the matters described above. Information about FGB’s trustees and officers, FTA and its officers and employees, and other persons may be found in the proxy statement.

Certain statements made in this news release that are not historical facts are referred to as “forward-looking statements” under the U.S. federal securities laws. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements due to numerous factors. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ from the historical experience of FTA and the funds managed by FTA and its present expectations or projections. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. FTA and FGB undertake no responsibility to update publicly or revise any forward-looking statements.

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CONTACT: Jeff Margolin – (630) 517-7643

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CONTACT: Jim Dykas – (630) 517-7665

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SOURCE: First Trust Advisors L.P.